AMENDMENT

To Transfer Agency Agreement
between
JP Morgan Funds and Boston Financial Data Services, Inc.

This Amendment is made as of this 31st day of January 2007 in accordance with Section 27 D of the Transfer Agency Agreement dated February 19, 2005 between each of the entities listed on Exhibit A (“JP Morgan”) and Boston Financial Data Services, Inc. (“Boston Financial”) (the “Agreement”). The parties desire to amend the Agreement as set forth herein.

WHEREAS, the parties hereto wish to amend the Agreement to reflect the addition of JPMorgan Cash Plus Fund LLC as a Trust under the Agreement.

NOW, THEREFORE, in consideration of the mutual premises and covenants herein set forth, the parties agree as follows:

1.	Capitalized terms not otherwise defined herein shall have the same meaning as are set forth in the Agreement.

2.

Because the JPMorgan Cash Plus Fund LLC is not required to be to be registered as an investment company under the Investment Company Act of 1940, the representation in 3.B of the Agreement is not applicable to it.

3.	The current Appendix A dated August 10, 2006 is hereby replaced and superseded with the Appendix A dated January 31, 2007.

4.	The current Exhibit A Fee Schedule dated Fund Merger – August 31, 2009 is hereby replaced and superseded with the Exhibit A dated January 31, 2007 – August 31, 2009.

5.	This Amendment shall inure to the benefit of and is binding upon the parties hereto and their respective successors and permitted assigns.

6.	This Amendment may be executed in one or more counterparts, each of which will be deemed an original, but all of which together shall constitute one and the same instrument.

SIGNATURES TO FOLLOW ON NEXT PAGE

AMENDMENT
(continued)

          IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their duly authorized officers as of the day and year first above written.

BOSTON FINANCIAL DATA SERVICES, INC.	JPMORGAN TRUST I
JPMORGAN TRUST II
UNDISCOVERED MANAGERS FUNDS
J.P. MORGAN MUTUAL FUND GROUP
J.P. MORGAN FLEMING MUTUAL FUND GROUP, INC.
J.P. MORGAN MUTUAL FUND INVESTMENT TRUST
UM INVESTMENT TRUST
J.P. MORGAN SERIES TRUST II
J.P. MORGAN FLEMING SERIES TRUST
JPMORGAN INSTITUTIONAL TRUST
JPMORGAN INSURANCE TRUST
JPMORGAN CASH PLUS FUND LLC

By: /s/ Brian W. Agnew	By: /s/ Laura S. Melman

Name: Brian W. Agnew	Name: Laura S. Melman

Title: Vice President	Title: Assistant Treasurer

APPENDIX A
January 31, 2007

JPMorgan Trust I
JPMorgan Emerging Markets Debt Fund
JPMorgan Bond Fund
JPMorgan Strategic Income Fund
JPMorgan Short Term Bond Fund
JPMorgan Enhanced Income Fund
JPMorgan California Tax Free Bond Fund
JPMorgan Intermediate Tax Free Bond Fund
JPMorgan New York Tax Free Bond Fund
JPMorgan Tax Aware Short-Intermediate Income Fund
JPMorgan Tax Aware Disciplined Equity Fund
JPMorgan Tax Aware Enhanced Income Fund
JPMorgan Tax Aware U.S. Equity Fund
JPMorgan Tax Aware Large Cap Growth Fund
JPMorgan Equity Income II Fund
JPMorgan Intrepid International Fund
JPMorgan Market Neutral Fund
JPMorgan Emerging Markets Equity Fund
JPMorgan International Opportunities Fund
JPMorgan International Value Fund
JPMorgan Asia Equity Fund
JPMorgan Intrepid European Fund
JPMorgan International Growth Fund
JPMorgan International Small Cap Equity Fund
JPMorgan Japan Fund
JPMorgan International Equity Fund
JPMorgan Disciplined Equity Fund
JPMorgan Diversified Fund
JPMorgan U.S. Equity Fund
JPMorgan U.S. Small Company Fund
JPMorgan Capital Growth Fund
JPMorgan Dynamic Small Cap Fund
JPMorgan Growth and Income Fund
JPMorgan Mid Cap Equity Fund
JPMorgan Small Cap Core Fund
JPMorgan Small Cap Equity Fund
JPMorgan Value Advantage Fund
JPMorgan Intrepid America Fund
JPMorgan Intrepid Growth Fund
JPMorgan Intrepid Multi Cap Fund
JPMorgan Intrepid Value Fund
JPMorgan 100% U.S. Treasury Securities Money Market Fund
JPMorgan California Municipal Money Market Fund
JPMorgan Federal Money Market Fund
JPMorgan New York Municipal Money Market Fund
JPMorgan Prime Money Market Fund
JPMorgan Tax Free Money Market Fund
JPMorgan Tax Aware Core Equity Fund

APPENDIX A
January 31, 2007
(continued)

JPMorgan Tax Aware Diversified Equity Fund
JPMorgan Tax Aware International Fund
JPMorgan Tax Aware Real Return Fund
JPMorgan Real Return Fund
JPMorgan U.S. Large Cap Core Plus Fund
JPMorgan Micro Cap Fund
Highbridge Statistical Market Neutral Fund
JPMorgan Intrepid Long/Short Fund
JPMorgan Strategic Small Cap Value Fund
JPMorgan SmartRetirement Income Fund
JPMorgan SmartRetirement 2010 Fund
JPMorgan SmartRetirement 2015 Fund
JPMorgan SmartRetirement 2020 Fund
JPMorgan SmartRetirement 2030 Fund
JPMorgan SmartRetirement 2040 Fund
JPMorgan International Realty Fund
JPMorgan China Region Fund
JPMorgan Global Focus Fund
JPMorgan Global Strategic Appreciation Fund
JPMorgan Global Strategic Preservation Fund
JPMorgan India Fund
JPMorgan International Currency Income Fund
JPMorgan Latin America Fund
JPMorgan Russia Fund
JPMorgan Tax Aware Real Return SMA Fund
JPMorgan World Income Builder Fund

Undiscovered Managers Funds
Undiscovered Managers Behavioral Growth Fund
Undiscovered Managers Behavioral Value Fund
JPMorgan Realty Income Fund
Undiscovered Managers Small Cap Growth Fund

J.P. Morgan Mutual Fund Group
JPMorgan Short Term Bond Fund II

J.P. Morgan Fleming Mutual Fund Group, Inc.
JPMorgan Mid Cap Value Fund

J.P. Morgan Mutual Fund Investment Trust
JPMorgan Growth Advantage Fund

UM Investment Trust
Undiscovered Managers Multi-Strategy Fund

APPENDIX A
January 31, 2007
(continued)

J.P. Morgan Series Trust II
JPMorgan Bond Portfolio
JPMorgan International Equity Portfolio
JPMorgan Mid Cap Value Portfolio
JPMorgan Small Company Portfolio
JPMorgan U.S. Large Cap Core Equity Portfolio

J.P. Morgan Fleming Series Trust
JPMorgan Multi-Manager Small Cap Growth Fund
JPMorgan Multi-Manager Small Cap Value Fund

JPMorgan Institutional Trust
JPMorgan Ultra Short-Term Bond Trust
JPMorgan Short-Term Bond Trust
JPMorgan Intermediate Bond Trust
JPMorgan Core Bond Trust
JPMorgan Equity Index Trust

JPMorgan Trust II
JPMorgan Small Cap Growth Fund
JPMorgan Small Cap Value Fund
JPMorgan Diversified Mid Cap Growth Fund
JPMorgan Diversified Mid Cap Value Fund
JPMorgan Intrepid Mid Cap Fund
JPMorgan Large Cap Growth Fund
JPMorgan Large Cap Value Fund
JPMorgan Equity Income Fund
JPMorgan Equity Index Fund
JPMorgan Market Expansion Index Fund
JPMorgan International Equity Index Fund
JPMorgan Multi-Cap Market Neutral Fund
JPMorgan U.S. Real Estate Fund
JPMorgan Investor Growth Fund
JPMorgan Investor Growth & Income Fund
JPMorgan Investor Balanced Fund
JPMorgan Investor Conservative Growth Fund
JPMorgan Short Duration Bond Fund
JPMorgan Ultra Short Duration Bond Fund
JPMorgan Intermediate Bond Fund
JPMorgan Core Bond Fund
JPMorgan Core Plus Bond Fund
JPMorgan Government Bond Fund
JPMorgan Treasury & Agency Fund
JPMorgan High Yield Bond Fund
JPMorgan Mortgage-Backed Securities Fund
JPMorgan Short Term Municipal Bond Fund
JPMorgan Tax Free Bond Fund

APPENDIX A
January 31, 2007
(continued)

JPMorgan Municipal Income Fund
JPMorgan Arizona Municipal Bond Fund
JPMorgan Kentucky Municipal Bond Fund
JPMorgan Louisiana Municipal Bond Fund
JPMorgan Michigan Municipal Bond Fund
JPMorgan Ohio Municipal Bond Fund
JPMorgan West Virginia Municipal Bond Fund
JPMorgan Liquid Assets Money Market Fund
JPMorgan U.S. Government Money Market Fund
JPMorgan U.S. Treasury Plus Money Market Fund
JPMorgan Municipal Money Market Fund
JPMorgan Michigan Municipal Money Market Fund
JPMorgan Ohio Municipal Money Market Fund

JPMorgan Insurance Trust
JPMorgan Insurance Trust Balanced Portfolio
JPMorgan Insurance Trust Core Bond Portfolio
JPMorgan Insurance Trust Diversified Equity Portfolio
JPMorgan Insurance Trust Diversified Mid Cap Growth Portfolio
JPMorgan Insurance Trust Diversified Mid Cap Value Portfolio
JPMorgan Insurance Trust Equity Index Portfolio
JPMorgan Insurance Trust Government Bond Portfolio
JPMorgan Insurance Trust International Equity Portfolio
JPMorgan Insurance Trust Intrepid Mid Cap Portfolio
JPMorgan Insurance Trust Large Cap Growth Portfolio
JPMorgan Insurance Trust Large Cap Value Portfolio
JPMorgan Insurance Trust Small Cap Equity Portfolio

JPMorgan Cash Plus Fund LLC

SIGNATURES TO FOLLOW ON NEXT PAGE

BOSTON FINANCIAL DATA SERVICES, INC.	JPMORGAN TRUST I
JPMORGAN TRUST II
UNDISCOVERED MANAGERS FUNDS
J.P. MORGAN MUTUAL FUND GROUP
J.P. MORGAN FLEMING MUTUAL FUND GROUP, INC.
J.P. MORGAN MUTUAL FUND INVESTMENT TRUST
UM INVESTMENT TRUST
J.P. MORGAN SERIES TRUST II
J.P. MORGAN FLEMING SERIES TRUST
JPMORGAN INSTITUTIONAL TRUST
JPMORGAN INSURANCE TRUST
JPMORGAN CASH PLUS FUND LLC

By: /s/ Brian W. Agnew	By: /s/ Laura S. Melman

Name: Brian W. Agnew	Name: Laura S. Melman

Title: Vice President	Title: Assistant Treasurer

EXHIBIT A
BOSTON FINANCIAL DATA SERVICES
FEE SCHEDULE
J.P. MORGAN FUNDS

Effective: January 31, 2007 – August 31, 2009

I.	TRANSFER AGENCY

	A.	Base Fees:

Base Fee Per CUSIP (across the Fund Sponsor):

CUSIPS (including ACI) $3,335 per CUSIP per year

Closed CUSIPS - $150 per month through May of the following year

CUSIPS Base Fee for JPMorgan Cash Plus Fund: $15,000 per CUSIP per year

B.	Account Maintenance and Processing Fees

Non-Institutional Non-Network Level 3 & 1 Open Accounts - $19.07 per account per year
Non-Institutional Network Level 3 Open Accounts - $8.07 per account per year
Non-Institutional Network Level 1 Open Accounts - $8.07 per account per year
Institutional Open Accounts:

	Accounts in the range from 0 - 400:	no charge, included in complex base fee
	Accounts in the range from 401 - 600:	$1,160 per account per year
	Accounts in the range from 601 - 800:	$930 per account per year
	Accounts in the range from 801 - 1,000:	$700 per account per year
	Accounts in the range over 1,000:	$580 per account per year

Closed Accounts - $2.09 per closed account per year

Non-Institutional Omnibus Transactions - $1.00 per transaction
-Includes all transactions processed in accounts within social code 009,902,960

Institutional and Intermediary Phone Calls (Inbound & Outbound) - $2.60 per call

C.	Optional Services*

Investor - $1.80 per investor ID
AML/CIP - $0.23 per open account per year
Universal Dealer - $150,000 per year – Includes conversion to Universal Rep for combined fund family
Same Day Cash Management Projected Cash - $18,000 per year.

* Fees designated with an asterisk will be allocated between the JPMorgan Funds and the JPMorgan Value Opportunities Fund.

EXHIBIT A
BOSTON FINANCIAL DATA SERVICES
FEE SCHEDULE
JPMORGAN FUNDS

D.	Alternative Investment Funds: (Multi Strategy Fund, Spinnaker Fund)
Annual CUSIP:
S/T investment vehicle - $5,000 per fund per year
Investment Fund - $15,000 per fund per year
Manual Transactions:
S/T Investment Vehicle – N/A
Investment Fund- $5.00 per transaction
Phone Calls:
S/T Investment Vehicle – $2.60 per call
Investment Fund - $2.60 per call
Certificate Processing Fee:
S/T Investment Vehicle – N/A
Investment Fund - $5.50 per Certificate
E.	Financial Intermediary Interface:*
Automated:
First four funds - $19,780 per intermediary per year
Each additional fund - $3,490 per year
Manual/Partially Automated:
First four funds - $39,570 per intermediary per year
Each additional fund - $6,980 per year

Programming Rates (rates not subject to usual Boston Financial annual increases provided the existing six dedicated COBOL resources and the existing five dedicated Client Services resources are maintained during the term of this agreement; additional resources would be priced at Boston Financial’s standard rate at the time of the addition). Boston Financial would require a 30-day notification for a reduction of programming support and a 60-day notification to increase the programming support.

COBOL Programmer:
Dedicated Resources	$140,400 per year each*
Additional COBOL Programmers:
Dedicated Resources	$150,000 per year each*
Client Services:
Dedicated Resources	$100,000 per year each*
Business Analyst/Tester:
On-Request	$125.00 per hour *
Technical Programmer:
On-Request	$160.00 per hour*

Insight Technical Support $60,000 per year (across the Fund Sponsor)*
TRAC-2000 – under separate schedule

*Fees designated with an asterisk will be allocated between the JPMorgan Funds and the JPMorgan Value Opportunities Fund.

EXHIBIT A
BOSTON FINANCIAL DATA SERVICES
FEE SCHEDULE
JPMORGAN FUNDS

NOTES TO THE ABOVE FEE SCHEDULE

A.

The above schedule does not include out of pocket expenses incurred by Boston Financial on the Trust’s behalf. Examples of out of pocket expenses include but are not limited to Confirmation statements, Investor statements, forms, postage, mailing services, records retention, transcripts, telephone line and long distance charges, client remote hardware, excess history, DST TA2000 Voice, Fan Web, Fan Mail, vision, escheatment, state tax reporting, wire processing charges, same day cash management, regulatory compliance, training, disaster recovery ($.20 per account), magnetic tapes, printing, ACH bank charges, NSCC charges, proxy processing, microfilm/microfiche, etc.

B.

Service fees and out of pocket expenses are billed monthly. Fees or out-of-pocket expenses are due within 60 days of the date of the original invoice. The application of late charges shall be as set forth in the Agreement.

C.	NOTICE OF INTENT TO TERMINATE

To terminate the Transfer Agency Agreement, a party must give written notice to the other party of at least 120 days prior to the end of a term, as further described in Section 22 of the Agreement.

D.	ANNUAL CPI INCREASE

The fees and charges set forth in this fee schedule shall increase upon each anniversary of this Agreement over the fees and charges during the prior 12 months in an amount based on the annual percentage of change in the Consumer Price Index (CPI-U) in the Kansas City, Missouri-Kansas Standard Metropolitan Statistical Area, All Items, Base 1982-1984=100, as last reported by the U.S. Bureau of Labor Statistics.

E.	EARLY TERMINATION COSTS

          The parties acknowledge that BOSTON FINANCIAL has made significant concessions to JP Morgan, including a substantial reduction in the Fees to be paid by JP Morgan for Services under the Agreement, partially in exchange for JP Morgan’s agreement to a longer term. Should JP Morgan terminate the Agreement to which this Exhibit A is attached prior to the end of its term, BOSTON FINANCIAL will suffer damages in an amount difficult to calculate and uncertain in scope and, accordingly, the parties have agreed that, as liquidated damages and not as a penalty, in such event, BOSTON FINANCIAL shall be entitled to impose the mutually agreed upon liquidated damages equal to the sum of the previous 12 months fees excluding Out of Pocket Charges. Notwithstanding the foregoing, in the event that JP Morgan terminates the Agreement during the last year of the Initial Term, the foregoing early termination damages amount shall be calculated as noted above but shall be subject to a pro rata reduction over the final twelve months of the term depending on JP Morgan’s actual deconversion date.

EXHIBIT A
BOSTON FINANCIAL DATA SERVICES
FEE SCHEDULE
JPMORGAN FUNDS

F.	Non-Institutional open account rates will be discounted as follows:

	Accounts in the range of 1,150,000 – 1,500,000	10% discount
	Accounts in the range of 1,500,001 – 2,000,000	15% discount
	Accounts greater than 2,000,000	20% discount

G.

As used herein, the term “JP Morgan” is intended to refer, and shall be deemed to refer, jointly and severally to the each Trust who has executed, or on whose behalf there has been executed, the Transfer Agency Agreement between Boston Financial and each Trust pursuant to which Boston Financial acts as transfer agent for and provides transfer agent services to each such Trust to which this Fee Proposal is attached (variously, the “Agreement”, the “Agency Agreement” and the “Transfer Agency Agreement”).

H.	Institutional Accounts are defined as follows:

A.	Non Level 3 Account
B.	Excessive Traders equals four or more trades per month
C.	Account must be in a dealer serviced by the KC Institutional Desk via fax or phone.
D.	TPA Traders
E.	Relationship Level (i.e. Global Trust has 85 trades per day but in 85 different accounts. Accounts would be marked proportionate to the number of trades per day.
F.	Special Servicing Requirements -with approval from fund (i.e. M Shares accounts)
G.	Reports are produced each month allocated by Fund. Account totals are provided to the client each month.

BOSTON FINANCIAL DATA SERVICES, INC.	JPMORGAN TRUST I
JPMORGAN TRUST II
UNDISCOVERED MANAGERS FUNDS
J.P. MORGAN MUTUAL FUND GROUP
J.P. MORGAN FLEMING MUTUAL FUND GROUP, INC.
J.P. MORGAN MUTUAL FUND INVESTMENT TRUST
UM INVESTMENT TRUST
J.P. MORGAN SERIES TRUST II
J.P. MORGAN FLEMING SERIES TRUST
JPMORGAN INSTITUTIONAL TRUST
JPMORGAN INSURANCE TRUST
JPMORGAN CASH PLUS FUND LLC

By: /s/ Brian W. Agnew	By: /s/ Laura S. Melman

Name: Brian W. Agnew	Name: Laura S. Melman

Title: Vice President	Title: Assistant Treasurer